ROTARY POWER INTERNATIONAL, INC.

                             2000 Stock Option Plan

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                                TABLE OF CONTENTS
                                                                          Page

                                   ARTICLE I
                                   PURPOSES

1.1.  Purposes of Plan.....................................................  1


                                  ARTICLE II
                                  DEFINITIONS

2.1.  Definitions..........................................................  1


                                  ARTICLE III
                  STOCKHOLDER APPROVAL; RESERVATION OF SHARES

3.1.  Stockholder Approval.................................................  3
3.2.  Shares Reserved Under Plan...........................................  3


                                  ARTICLE IV
                             PARTICIPATION IN PLAN

4.1.  Eligibility..........................................................  4
4.2.  Participation........................................................  4
4.3.  Participation Not Guarantee of Employment or Retention...............  4


                                   ARTICLE V
                         GRANT AND EXERCISE OF OPTIONS

5.1.  Grant of Options.....................................................  4
5.2.  Option Agreements....................................................  4
5.3.  Option Terms.........................................................  4
5.4.  Limitation on Incentive Stock Options................................  6
5.5.  Notice and Payment for Shares........................................  6
5.6.  Rights of Optionee in Stock........................................... 6


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                         TABLE OF CONTENTS (continued)
                                                                          Page

                                   ARTICLE VI
                              TERMINATION AND DEATH

6.1.  Termination Other Than by Death, Disability or for Cause.............. 7
6.2.  Termination for Cause................................................. 7
6.3.  Disability............................................................ 7
6.4.  Death................................................................. 7
6.5.  Employment Contracts.................................................. 8


                                  ARTICLE VII
                            ADMINISTRATION OF PLAN

7.1.  Compensation Committee................................................ 8
7.2.  Committee Organization................................................ 8
7.3.  Administration of Plan................................................ 8
7.4.  Determinations........................................................ 8
7.5.  Authority of Committee................................................ 9
7.6.  Liability............................................................. 9


                                 ARTICLE VIII
                       AMENDMENT AND TERMINATION OF PLAN

8.1.  Amendment of Plan..................................................... 9
8.2.  Termination.......................................................... 10


                                  ARTICLE IX
                           MISCELLANEOUS PROVISIONS

9.1.  Restrictions upon Grant of Options................................... 10
9.2.  Restrictions upon Resale of Unregistered Stock....................... 10
9.3.  Adjustments.......................................................... 10
9.4.  Withholding of Taxes................................................. 10
9.5.  Use of Proceeds...................................................... 11
9.6.  Substitution of Options.............................................. 11
9.7.  Restrictive Legends.................................................. 11
9.8.  Notices.............................................................. 11


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                        ROTARY POWER INTERNATIONAL, INC.

                             2000 Stock Option Plan

                                    ARTICLE I
                                    PURPOSES

            1.1. Purposes of Plan. The purposes of the Rotary Power International, Inc. 2000 Stock Option Plan (the "Plan") are to advance the interests of Rotary Power International, Inc., a Delaware corporation (the "Company") and its stockholders by providing significant incentives to members of the Board of Directors of the Company, officers and key employees of the Company, and consultants providing services to the Company, who contribute and are expected to contribute to the success of the Company, and to enhance the interest of such directors, officers, employees and consultants in the Company's continued success and progress by providing them with an opportunity to become stockholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified directors and other personnel necessary for the continued success and progress of the Company.

                                   ARTICLE II
                                   DEFINITIONS

            2.1. Definitions. Certain terms used herein shall have the meanings set forth below.

                  (a) "Board" or "Board of Directors" means the Board of Directors of the Company.

                  (b) "Cause" means (i) the willful and continued failure by an Optionee substantially to perform his or her duties with the Company or a Subsidiary (other than any such failure resulting from his or her incapacity due to physical or mental illness substantiated to the satisfaction of the Committee) as determined by the Committee in its sole discretion, (ii) the knowing and willful engaging by the Optionee in misconduct determined by the Committee in its sole discretion to be materially injurious to the Company or a Subsidiary, (iii) conviction of the Optionee for commission of a felony after a trial and final judgment thereon by a court of competent jurisdiction or a plea of guilty of nolo contendere to a felony indictment, (iv) habitual alcohol abuse or controlled substance abuse by the Optionee either during business hours or if such abuse in the sole judgment of the Committee materially impairs the ability of the Optionee to perform his or her duties for the Company or a Subsidiary, or
(v) a breach by the Optionee of any employment, management, consulting, confidentiality or other written agreement between the Optionee and the Company or a Subsidiary, including any Option Agreement.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Compensation Committee.

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                  (e) "Compensation Committee" means the committee of directors appointed by the Board to administer the Plan in accordance with the provisions of Article VII of the Plan.

                  (f) "Common Stock" means, subject to the provisions of Section 9.3, the authorized common stock of the Company.

                  (g) "Company" means Rotary Power International, Inc., a Delaware corporation.

                  (h) "Consultant" means an individual who performs services for the Company or a Subsidiary other than an Employee or Director of the Company or a Subsidiary.

                  (i) "Director" means a member of the Board of Directors who is not also an Employee of the Company.

                  (j) "Disability" means the inability of an Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (k) "Employee" means an officer or other common law employee of the Company or a Subsidiary, including a member of the Board who is also a common law employee.

                  (1) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Executive" means any Employee or Director who is subject to Section 16 of the Exchange Act or who would be subject to such Section if any class of the Company's equity securities were registered under Section 12(b) or 12(g) of the Exchange Act.

                  (n) "Fair Market Value" means, with respect to a share of Common Stock on any date, the last reported sale price for Common Stock on such date or, in case no such reported sale takes place on such date, the last reported sale price on the day next preceding such date on which a reported sale of Common Stock occurred, in either case on the New York Stock Exchange or, if at the time the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange, in the National Association of Securities Dealers Automated Quotations National Market System or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Committee for that purpose or, if the Common Stock is not traded over-the-counter, as determined by the Committee in good faith using any reasonable valuation method.


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                  (o) "Incentive Stock Option" means an Option to purchase
Common Stock, granted by the Company to an Employee pursuant to Section 5.1 hereof, which meets the requirements of Section 422 of the Code.

                  (p) "Nonqualified Stock Option" means an Option to purchase Common Stock, granted by the Company to a Director, Employee or Consultant pursuant to Section 5.1 hereof, which does not meet the requirements of Section 422 of the Code or which provides, as of the time the Option is granted, that it will not be treated as an Incentive Stock Option.

                  (q) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  (r) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms of an Option granted under the Plan.

                  (s) "Optionee" means a Director, Employee or Consultant to whom an Option has been granted under the Plan.

                  (t) "Plan" means the Rotary Power International, Inc. 2000 Stock Option Plan as set forth herein and as from time to time hereafter amended.

                  (u) "Subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

                                   ARTICLE III
                   STOCKHOLDER APPROVAL; RESERVATION OF SHARES

            3.1. Stockholder Approval. The Plan shall become effective only if, within twelve (12) months from the date the Plan is adopted by the Board, the Plan is approved by the affirmative vote of the holders of a majority of the voting securities of the Company in accordance with the applicable provisions of the charter and bylaws of the Company and applicable state law.

            3.2. Shares Reserved Under Plan. The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 5,000,000 shares, all or any part of which may be issued pursuant to Incentive Stock Options or Nonqualified Stock Options or any combination thereof. Shares of Common Stock issued upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been heretofore or shall be hereafter reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.3 and to give effect to any amendment adopted pursuant to Article VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.


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                                   ARTICLE IV
                              PARTICIPATION IN PLAN

            4.1. Eligibility. An Option under the Plan may be granted to any Director of the Company and any Employee of, or Consultant to, the Company or a Subsidiary who performs services for the Company or a Subsidiary. An Option may also be granted to any individual contingent upon his or her becoming a Director, Employee or Consultant, provided that any such contingent grant of an Incentive Stock Option shall not be effective earlier than the date on which such individual becomes an Employee of the Company or a Subsidiary.

            4.2. Participation. Subject to the following provisions of the Plan, the Committee shall determine those Directors, Employees and Consultants to whom Options shall be granted, the type of Option to be granted to each such person, and, subject to Section 3.2 hereof, the number of shares of Common Stock subject to each such Option; provided, however, that no Director or Consultant shall be granted an Incentive Stock Option.

            4.3. Participation Not Guarantee of Employment or Retention. Nothing in this Plan or in any Option Agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment or a Consultant's constancy at any time, without regard to the effect of such termination on any rights such Employee or Consultant would otherwise have under this Plan, or give any right to an Employee or Consultant to remain employed or retained by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.

                                    ARTICLE V
                          GRANT AND EXERCISE OF OPTIONS

            5.1. Grant of Options. Subject to the provisions of Article VII, the Compensation Committee may from time to time in its discretion grant Nonqualified Stock Options to Directors and Incentive Stock Options and/or Nonqualified Stock Options to Employees who are Executives. The Compensation Committee may also from time to time in its discretion grant Nonqualified Options to Consultants and Incentive Stock Options and/or Nonqualified Stock Options to Employees who are not Executives. All Options under the Plan shall be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by stockholders of the Company, whichever is earlier.

            5.2. Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Agreement between the Company and the Optionee in such form as the Committee shall approve and containing such provisions and conditions not inconsistent with the provisions of the Plan, including the term during which the Option may be exercised and whether in installments or otherwise, as the Committee shall determine.

            5.3. Option Terms. Options granted under the Plan shall be subject to the following requirements:


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                  (a) Option Price. The exercise price of each Incentive Stock
Option shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonqualified Stock Option shall be the amount determined by the Committee as set forth in the applicable Option Agreement, provided that such amount shall not be less than the higher of the par value or 85% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of an Option may be subject to adjustment pursuant to Section 9.3 hereof.

                  (b) Term of Option. The term during which an Option is exercisable shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten (10) years from the date of its grant.

                  (c) Nontransferability of Option. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him. No transfer of an Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

                  (d) Vesting Schedule. Options granted on a given date shall become exercisable at such times and in such amounts as the Committee shall determine. Notwithstanding this vesting schedule, no incentive stock option may be granted that would cause the limits of Section 5.4 to be exceeded with respect to an Optionee. The Committee, in its sole discretion, may prescribe a different vesting schedule for any incentive stock option granted under this Plan if necessary to prevent the Option from violating the requirements of
Section 5.4.

                  When an installment of Options has become exercisable, the Optionee may exercise that installment, in whole or in part, at any time prior to the expiration or termination of the Options. Subject to the terms herein, the Committee may accelerate the time at which outstanding Options may be exercised.

                  Notwithstanding any schedule for vesting stated above or other exercise schedule or entitlement which effectively precludes full and immediate exercise of the related Option, any Option will become immediately exercisable in full upon the occurrence of particular events or as the Committee may thereafter determine to be advisable; provided that: (i) at the time such occurrence or determination, the Optionee has remained continuously employed by the Company or any Subsidiary for at least six (6) months from the date of grant of such Option, and (ii) in the case of an incentive stock option, such acceleration would not cause the limits of Section 5.4 to be violated. Without limitation, those particular events include the following: (i) a change in control of the Company in a transaction or occurrence, or a related series of transactions or occurrences, resulting from a material change in ownership of Common Stock and evidenced by cessation in service as directors of a majority of those persons theretofore serving as members of the Board; (ii) the sale by the Company of all or substantially all of its assets and the discontinuance of


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its business, or the merger or consolidation of the Company with another entity, or the liquidation of the Company in connection with those events, any of which results in a change of control described in (i); or (iii) a Board determination that immediate exercisability would be in the best interests of the Company and advisable for protection of the rights intended to be granted under the Option.

                  (e) Incentive Stock Options Granted to Ten Percent Stockholders. No Incentive Stock Option shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

            5.4. Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under Plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For this purpose, Options shall be taken into account in the order in which they are granted and the Fair Market Value of the Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

            5.5. Notice and Payment for Shares. Each Option shall be exercised by delivery of a written notice to the Company in such form as the Committee shall approve stating the number of whole and fractional shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor. No Option shall be deemed exercised in the event that payment therefor is not received and shares of Common Stock shall not be issued upon the exercise of an Option unless the exercise price is paid. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made by (i) cash (ii) certified check payable to the order of the Company, (iii) outstanding shares of Common Stock duly endorsed to the Company (which shares of Common Stock shall be valued at their Fair Market Value as of the day preceding the day of such exercise), (iv) any combination of the foregoing, or (v) such other method of payment as may be provided in the applicable Option Agreement. In order to assist an Optionee in paying the exercise price of an Option and, if applicable, any taxes resulting therefrom, the Committee may in its sole discretion permit an Optionee to pay the exercise price in installments or authorize the extension by the Company of a loan to the Optionee or a guarantee by the Company of a loan obtained by the Optionee from a third party. The terms of any such installment payment, loan or guarantee, including the interest rate and terms of repayment, shall be established by the Committee.

            5.6. Rights of Optionee in Stock. Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of


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shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of this Plan and the applicable Option Agreement.

                                   ARTICLE VI
                              TERMINATION AND DEATH

            6.1. Termination Other Than by Death, Disability or for Cause. If an Optionee's position as a Director or Employee of, or a Consultant to, the Company or a Subsidiary terminates for any reason other than death, Disability or for Cause, he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted at any time during the three month period after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. During such three month period the Optionee may exercise the Option only to the extent that the Optionee was entitled to do so at the date of his termination and, to the extent the Option is not so exercised, it shall expire at the end of such three month period.

            6.2. Termination for Cause. If an Optionee's position as Director or Employee of, or a Consultant to, the Company or a Subsidiary is terminated for Cause, any Option theretofore granted to him shall expire and cease to be exercisable on the earlier of the date of such termination or the date notice of such termination is provided to the Optionee.

            6.3. Disability. If an Optionee's position as a Director or Employee of, or a Consultant to, the Company or a Subsidiary terminates by reason of Disability, he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted at any time during the one-year period after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. During such one-year period the Optionee may exercise the Option only to the extent that the Optionee was entitled to do so at the date of his termination and, to the extent the Option is not so exercised, it shall expire at the end of such one-year period.

            6.4. Death. If an Optionee dies (i) while he is a Director or Employee of, or a Consultant to, the Company or a Subsidiary, or (ii) during the three-month period after the termination of his position as a Director or Employee of, or a Consultant to, the Company or a Subsidiary other than by reason of Disability or for Cause, or (iii) during the one-year period after the termination of his position as a Director or Employee of, or Consultant to, the Company or a Subsidiary by reason of Disability, and at the time of his death the Optionee was entitled to exercise an Option theretofore granted to him, such Option shall, unless the applicable Option Agreement provides otherwise, expire one year after the date of his death, but in no event later than the date on which the Option would have expired if the Optionee had lived. During such one-year period the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of his death and, to the extent the Option is not so exercised, it shall expire at the end of such one-year period.


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            6.5. Employment Contracts. Notwithstanding the foregoing provisions of this Article VI, with respect to any Option granted to an Employee in connection with the commencement of employment of such Employee by the Company or any Subsidiary, the Committee may provide for terms as to retirement, death, disability or other termination of employment that are different from the terms provided in Sections 6.1, 6.2, 6.3 and 6.4 if such different terms are set forth in a written employment agreement with such Employee.

                                   ARTICLE VII
                             ADMINISTRATION OF PLAN

            7.1. Compensation Committee.

                  (a) Administration. The Plan shall be administered by the Compensation Committee having the authority and responsibilities herein provided.

                  (b) Compensation Committee. The Compensation Committee shall consist of two or more Directors appointed by the Board of Directors. The Compensation Committee shall be constituted so as to meet the requirements of Rule 16b-3 under the Exchange Act in order to permit transactions pursuant to the Plan to be exempt from the restrictions of Section 16(b) of the Exchange Act.

            7.2. Committee Organization. A majority of the members of the Compensation Committee shall constitute a quorum thereof and the actions of a majority of the members of such Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of either such Committee, shall be the actions of such Committee; provided that, if the Compensation Committee consists of fewer than three members, all such members shall be required to constitute a quorum and to act at a meeting or approve actions in writing. Vacancies occurring on the Compensation Committee shall be filled by the Board.

            7.3. Administration of Plan. The Compensation Committee shall have the exclusive authority and sole responsibility to administer the Plan and make all determinations thereunder with respect to the participation of Optionees therein, including the selection of those Directors, Executives, Employees and Consultants who shall be granted Options as well as the terms of each Option Agreement entered into by the Company with each Optionee who is granted an Option by the Compensation Committee. It is the intention of the Company that the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is found not to be in compliance with such Rule 16b-3, that provision shall be deemed null and void, and the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

            7.4. Determinations. In making its determinations concerning the Directors, Executives, Employees and Consultants who shall receive Options as well as the number of shares to be covered thereby and the time or times at which they shall be granted, the Compensation Committee shall take into account the nature of the services rendered by the respective Directors, Executives, Employees and Consultants, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. Subject to the foregoing provisions of this Article VII, the Compensation Committee shall determine the form of


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Option Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan. The Compensation Committee may waive any provisions of any Option Agreement previously approved by such Committee, provided such waiver is not inconsistent with the terms of the Plan as then in effect. The determinations of the Compensation Committee under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

            7.5. Authority of Committee. Subject to the foregoing provisions of this Article VII, the Compensation Committee, to the extent such Committee is administering the Plan, shall have full and final authority (i) to interpret the Plan and each of the Option Agreements, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and
(iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement. The determinations of the Compensation Committee in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the stockholders of the Company, the Compensation Committee and each member of such Committee, Directors and Employees of the Company, Consultants to the Company, and their respective successors in interest.

            7.6. Liability. No member of the Compensation Committee shall be liable for anything done or omitted to be done by him or her or by any other member of such Committee in connection with the Plan, except for his or her own willful misconduct or gross negligence (unless the Company's certificate of incorporation or bylaws, or any indemnification agreement between the Company and such person, in each case in accordance with applicable law, provides otherwise). The Compensation Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of its duties under the Plan at the Company's expense.

                                  ARTICLE VIII
                        AMENDMENT AND TERMINATION OF PLAN

            8.1. Amendment of Plan. (a) Generally. The Plan may be amended at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the voting securities of the Company in accordance with the applicable provisions of the charter and bylaws of the Company and applicable state law, if such approval is required by law or is necessary to comply with any rule or regulation under Section 16(b) of the Exchange Act or Section 422 of the Code. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

                  (b) Amendments Relating to Incentive Stock Options. To the extent applicable, the Plan is intended to permit the issuance of Incentive Stock Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to paragraph 8.1 (a) above, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Incentive Stock Options previously granted, if such


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amendment or modification is necessary for the Plan and any Incentive Stock
Options granted hereunder to qualify under said provisions of the Code.

            8.2. Termination. The Board may at any time terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on the day prior to the tenth anniversary of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by stockholders of the Company, whichever is earlier. No Options may be granted after the Plan has terminated but the Committee shall continue to supervise the administration of Options previously granted.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

            9.1. Restrictions upon Grant of Options. If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued on the exercise of Options granted under this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of the Directors, Employees and Consultants receiving such shares) should be or become necessary or desirable (as determined by the Board in its sole discretion), the Board, in its sole discretion, may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933, as amended, other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

            9.2. Restrictions upon Resale of Unregistered Stock. Each Optionee shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under said Act, (ii) that such Optionee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof, and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Optionee unless such Optionee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

            9.3. Adjustments. The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares of Common Stock issued upon exercise of outstanding Options, shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event.

            9.4. Withholding of Taxes. Each Optionee who exercises a Nonqualified Stock Option shall agree that no later than the date of such exercise or the receipt of shares of Common Stock pursuant thereto he will pay to the Company, or make arrangements satisfactory to the


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

Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the transfer to him of such shares of Common Stock.

            9.5. Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

            9.6. Substitution of Options. (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

                  (b) Options may be granted under this Plan in substitution for Options held by individuals who are employees of another corporation and who become Employees of the Company or any Subsidiary and eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the Options in substitution for which they are granted.

            9.7. Restrictive Legends. (a) In the event that the Company has not registered the shares underlying the Options under the Securities Act of 1933, the certificates representing shares of Common Stock delivered pursuant to the exercise of Options shall bear an appropriate legend referring to certain terms, conditions and restrictions of this Plan. Any attempt to dispose of any such shares of Common Stock in contravention of the terms, conditions and restrictions of this Plan shall be ineffective, null and void and the Company shall not effect any such transfer on its books.

                  (b) Any shares of Common Stock received by an Optionee (or his heirs, legatees, distributees or representative) as a stock dividend on, or as a result of a stock split, combination, exchange of shares, reorganization, merger, consolidation or otherwise with respect to, shares of Common Stock received pursuant to the exercise of Options, shall be subject to the terms and conditions of this Plan and bear the same legend as the shares of Common Stock received pursuant to the exercise of Options.

            9.8. Notices. Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.


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